Commitments and Contingencies	11 Months Ended
Dec. 31, 2017
Disclosure of Commitments and Contingencies [Abstract]
Commitments and Contingencies
14. Commitments and Contingencies
In addition to items described elsewhere in these financial statements, as at December 31, 2017, the Company had firm commitments related to the environmental permitting process, wetland credits, land options, and rent of approximately $1.5 million with $0.4 million due over the next year and the remainder due over five years.

The following table lists the known contractual obligations as at December 31, 2017:

Contractual Obligations	Carrying Value	Contractual Cash flows	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Accounts payable and accruals	$3,630	$3,630	$3,630	$-	$-	$-
Convertible debt (Note 8)	49,067	51,183	51,183	-	-	-
Non-convertible debt (Note 9)	92,268	96,294	96,294	-	-	-
Firm commitments	-	1,529	448	581	500	-
Total	$144,965	$152,636	$151,555	$581	$500	$-